Capital Stock	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Capital Stock

Note 13. Capital Stock

2019 Offerings

On January 9, 2019, the Company entered into an underwriting agreement with H.C. Wainwright, relating to an underwritten public offering of 445 thousand shares of the Company’s common stock for $6.75 per share. The Company received proceeds from the offering of $2.4 million, net of expenses and discounts of $563 thousand.

On January 26, 2019, the Company issued 507 thousand shares of common stock at a public offering price of $6.90 per share. The Company received proceeds from the offering of $3.0 million, net of expenses and discounts of $525 thousand.

Conversions and Exchanges of Debt into Common Stock

In May 2019, Iliad converted $350 thousand of the Convertible Note into an aggregate of 51 thousand shares of the Company’s common stock at a conversion price of $6.82 per share.

During the year ended December 31, 2019, the Company issued 174 thousand shares of common stock to Iliad in exchange for the return of $612 thousand of principal amounts due under the Convertible Note using the exchange date fair market value of the Company’s common stock.

Stock Issued to Vendor

On December 4, 2019, the Company issued 5 thousand shares of common stock to a vendor at a value of $7.86 per common share, using the exchange date fair market value of the Company’s common stock.

Preferred Stock

The Company is currently authorized to issue up to 9.8 million shares of preferred stock. As of December 31, 2019 and 2018, no shares of preferred stock were outstanding.